Exhibit 99.1
Application Specific Standard Solutions for Advancing Technologies Annual Shareholders' Meeting May 28th,2009

1 Experience: Senior Vice President of TI Worldwide Analog and Logic Products Senior Vice President of TI Worldwide Memory Business President of Texas Instruments - Asia Education: Master's degree and doctorate in electrical engineering Texas Tech University Bachelor's degree in engineering National Cheng Kung University - Taiwan Dr. Keh-Shew Lu President and CEO President and CEO Since 2005 Director-Diodes Inc. 8 years Texas Instruments 27 years Management Representative

2 2 Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but not limited to, statements regarding Diodes' business objective; growth strategy and guidance in revenue growth; gross profit growth; SG&A and R&D as percentages of revenue; other expense; tax rate and fully diluted share count. Potential risks and uncertainties include, but are not limited to, such factors as Diodes' business strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continue introduction of new products; Diodes' ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes' ability to successfully make additional acquisitions; risks of domestic and foreign operations; uncertainties in the Auction Rate Securities market; currency exchange rates; availability of tax credits; UBS settlement may not provide us with the liquidity intended; our future guidance may be incorrect; we may not realize or maintain the anticipated cost savings; the global economic weakness may be more severe or last longer than we currently anticipated and other information detailed from time to time in Diodes' filings with the United States Securities and Exchange Commission. Safe Harbor Statement

3 About Diodes June 2008 - acquired Zetex plc; 2,719 employees worldwide; and U.S. headquarters & 23 locations globally. To consistently achieve profitable growth utilizing our innovative and cost- effective semiconductor packaging technology suited for high growth electronics markets by leveraging deep design and manufacturing expertise to deliver market-leading semiconductor products. 6-year Revenue Growth - 25.9% CAGR (2003 - 2008); 6-year EPS (adj) Growth - 27.3% CAGR; 6-year Equity Growth - 39.1% CAGR. A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete and analog semiconductor markets, serving the computing, consumer electronics, communications, industrial and automotive industries. Fast Facts Business Objective

4 4 Diodes' Profitable Growth Strategy Expand portfolio of standard function, application specific products Expand market share in high-growth end-markets with short design cycles Maintain cost leadership through highly efficient packaging and manufacturing Pursue selective strategic acquisitions Leverage existing customer base to drive product sales Differentiate business with innovative and cost effective process and packaging technologies

Experienced Management Team

Dr. Keh-Shew Lu **President, CEO and Director**	♦ 8 yrs Board of Directors ♦ 27 yrs at Texas Instruments ♦ PhD
Joseph Liu **Sr. VP, Operations**	♦ 19 yrs with Diodes ♦ 19 yrs with Texas Instruments ♦ MBA
Richard White **Sr. VP, Finance**	♦ 25 yrs with Texas Instruments ♦ VP Finance for TI's global MOS memory operation ♦ Controller for TI's Asia Pacific Div. ♦ CPA, MBA
Julie Holland **VP, Worldwide Analog Products**	♦ 23 Years at Texas Instruments ♦ Director and GM of TI's Connectivity Solutions business unit
Francis Tang **VP, Product Development**	♦ 26 yrs experience in analog, mixed signal and SOC product design and development
T.J. Lee **VP, Packaging Operations**	♦ 32 yrs at Texas Instruments ♦ Site Manager for TI's Assembly and Test Operations
Carl Wertz **CFO**	♦ 16 yrs with Diodes ♦ 24 yrs of relevant industry experience ♦ CPA
Mark King **Sr. VP, Sales and Marketing**	♦ 18 yrs with Diodes and 7 yrs at Lite-On ♦ Sales, marketing and finance background
Ed Tang **VP, Corporate Administration**	♦ 25 yrs at Texas Instruments ♦ VP for TI's global MOS memory operation ♦ VP and GM for TI's Asia memory operations
Hans Rohrer **Sr. VP, Business Development**	♦ Appointed upon Zetex acquisition ♦ 30 yrs industry experience ♦ Prior CEO of Zetex plc ♦ Europe VP for NSM ♦ Europe President for TSMC
Colin Greene **European President, and VP of Europe, Sales and Marketing**	♦ Appointed upon Zetex acquisition ♦ 11 yrs at Zetex plc ♦ 10 yrs at National Semiconductor

www.diodes.com / Nasdaq: DIOD

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6 Strong Financial Performance Full Year 2008 Revenue increased 8 percent to a record $432.8 million; Gross profit increased to a record $132.5 million; GAAP net income was $39 million, or $0.91 per share; Non-GAAP net income was $44.8 million, or $1.04 per share; Generated $90.4 million of EBITDA; and Generated $57 million in cash flow from operations.

7 Revenue Growth Revenues by Year ($m) 2003 2004 2005 2006 2007 2008 nm 136.9 185.7 214.8 343.3 401.2 432.8 2003 - 2008 (CAGR: 25.9%)

8 $46 bn $36 bn $17 bn $23 bn $127 bn Significant Market Opportunity 2008 Total Semiconductor Market ($249 bn) Source: WSTS, December 2008 Diodes' SAM: $5 bn - $6 bn Discrete Memory Logic Analog Opto/Sensors Diodes' SAM $10 bn - $11 bn

9 9 Analog Product Strategy Standard Linear Voltage Regulators / References Op Amps / Comparators Interface Drivers Special Functions Sensor Hall Effect Temperature MR - Magnetic Resistance Power Management LED Drivers LDO (Low Drop-Out) Regulators DC-DC Switching Converters Controllers USB Switches Current Monitors To broaden Diodes' analog product portfolio; Offering standard and application-specific catalog products; Building smaller and thinner products; and In standard and premium performance packaging. Winning Strategies:

10 10 Discrete Product Strategy MOSFET Small Signal Power High Voltage Special Functions Diodes/Rectifiers SBR (Super Barrier Rectifier) Schottky Switching Zener Transistor (Bipolar) Small Signal Power Medium/High, Low Saturation Gate Driver Darlington H-Bridge Continue to broaden Diodes' discrete product portfolio; Cost...cost...cost and performance; Building smaller, thinner and thermal efficient products; Integration of Zetex (products and technologies); and Superior customer service and cross selling opportunities. Winning Strategies:

11 11 Geographic Mix * Based on 1Q09 revenues APAC North Amer Eur 74 13 13 North America 13% Europe 13% A-PAC 74%

Automotive Comfort controls, audio/video players, GPS navigation, satellite radios *Based on 1Q09 revenues Consumer Computing Automotive Comm Indus 26 33 3 16 22 End Market Diversification Industrial Lighting, power supplies, DC-DC conversion, security systems, motor control DC fans Communications Gateways, routers, switches, hubs, fiber optics Consumer Electronics Digital audio players, set-top boxes, digital cameras, mobile handsets, LCD TVs, game consoles, portable GPS Computing Notebooks, netbooks, flat panel monitors, PDAs, printers 12

13 Investment Highlights Focus on Application Specific Standard Discrete and Analog Products Broad Customer Base Diverse, High-Growth End Markets Design Application and Systems Experience Creating Shareholder Value Through Strong Track Record of Growth & Profitability Deep Manufacturing and Technical Expertise

Thank You This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual events and results could differ materially as a result of various factors, including the risk factors described in our reports filed with the Securities and Exchange Commission. Worldwide Headquarters 15660 Dallas Parkway, Suite 850 Dallas, Texas 75248 Telephone: 972-385-2810 www.diodes.com